SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549



                                     FORM 8-K
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                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) June 12, 2001


                                   NISOURCE INC.
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              (Exact Name of Registrant as Specified in Its Charter)


              Delaware                001-16189          35-2108964
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   (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File Number)     Identification No.)


      801 E. 86th Avenue, Merrillville, Indiana             46410
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      (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code    (219) 853-5200
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   _____________________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)



      ITEM 9.        REGULATION FD DISCLOSURE

           NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at a meeting with analysts on June 12, 2001, and the publication of information on NiSource's website (www.nisource.com) on June 12, 2001.

           NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

           Exhibit 99 Information to be disclosed at a meeting with analysts on June 12, 2001 and to be published on the NiSource website on June 12, 2001.

































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                                     SIGNATURE


                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NISOURCE INC.
                                    (Registrant)


   Dated:  June 12, 2001            By:  /s/ Michael W. O'Donnell
                                         ---------------------------------
                                    Name:    Michael W. O'Donnell
                                    Title:   Executive Vice President
                                               and Chief Financial Officer

































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                                 INDEX TO EXHIBITS


        EXHIBIT
        NUMBER         EXHIBIT TITLE
        ------         -------------

          99 Information to be disclosed at a meeting with analysts taking place on June 12, 2001 and to be published on the NiSource website on June 12, 2001.






































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